CAPITAL IMPROVEMENTS IN PROGRESS AND NEWBUILDINGS	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
CAPITAL IMPROVEMENTS IN PROGRESS AND NEWBUILDINGS	CAPITAL IMPROVEMENTS IN PROGRESS AND NEWBUILDINGS

(in thousands of $)	2024	2023
Capital improvements in progress	15,758	2,194
Newbuildings	146,496	83,864
	162,254	86,058

Capital improvements in progress of $15.8 million comprises of advances paid and costs incurred in respect of upgrades on two rigs and four container vessels (December 31, 2023: SPS and upgrades on two rigs). This is recorded in "Capital improvements in progress and newbuildings" until such time as the equipment is installed on a vessel or rig, at which point it is transferred to "Vessels, rigs and equipment, net" or "Investment in sales-type leases and leaseback assets".
The carrying value of newbuildings represents the accumulated costs which the Company has paid in purchase installments and other capital expenditures in relation to five (December 31, 2023: two) newbuilding contracts, together with capitalized loan interest. Interest capitalized in the cost of newbuildings amounted to $2.9 million in the year ended December 31, 2024 (December 31, 2023: $5.5 million, December 31, 2022: $2.2 million).

During the year ended December 31, 2024, the construction of two dual-fuel 7,000 CEU newbuilding car carriers was completed and the total cost of construction was recognized in "Vessels, Rigs and Equipment, net." Both vessels are contracted on 10-year time charters to K Line.

The newbuildings balance at December 31, 2024, relate to five dual-fuel 16,800 TEU container vessels, under construction. The vessels are expected to be delivered in 2028 and will immediately commence a 10-year time charter to a leading liner company.